EXHIBIT 10.05

AMENDMENT NO. 1 TO SHIPROCK - FOUR CORNERS PROJECT 345-KV SWITCHYARD INTERCONNECTION AGREEMENT
THIS AMENDMENT NO. 1 TO SHIPROCK - FOUR CORNERS PROJECT 345-KV SWITCHYARD INTERCONNECTION AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2013, by and among ARIZONA PUBLIC SERVICE COMPANY (“Arizona”), an Arizona corporation; El PASO ELECTRIC COMPANY (“El Paso”), a Texas corporation; PUBLIC SERVICE COMPANY OF COLORADO (“PSCo”), a Colorado corporation; PUBLIC SERVICE COMPANY OF NEW MEXICO (“PNM”), a New Mexico corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT (“Salt River Project”), an agricultural improvement district, organized and existing under the laws of the State of Arizona; SOUTHERN CALIFORNIA EDISON COMPANY (“Edison”), a California corporation; TRI‑STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. (“Tri-State”), a Colorado cooperative corporation doing business in the states of Colorado, Nebraska, New Mexico, and Wyoming; TUCSON ELECTRIC POWER COMPANY (“Tucson”), an Arizona corporation; and THE UNITED STATES OF AMERICA acting by and through the Administrator, Western Area Power Administration, Department of Energy (“Western”), represented by the officer executing this Agreement or a duly appointed successor; individually referred to as “Party” and collectively as “Parties”.
RECITALS
The Parties entered into the Shiprock - Four Corners Project 345-kV Switchyard Interconnection Agreement, accepted by the Federal Energy Regulatory Commission on September 23, 2002 (the “Interconnection Agreement”), providing, among other things, the terms and conditions relating to the relocation and upgrade of the Four Corners Project transmission line.
Arizona and Edison are parties to a Purchase and Sale Agreement, dated as of November 8, 2010 (the “Purchase Agreement”), providing, among other things, for the sale by Edison to Arizona, and the purchase by Arizona from Edison, of Edison’s interests in the Four Corners Project and the Switchyard Facilities (the “Edison Interest Transfer”).
This Amendment will take effect on the Amendment No. 1 Effective Date, as defined herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Defined Terms. Defined terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Interconnection Agreement.

2.Amendment of Cover Page. The cover page of the Interconnection Agreement is hereby amended to delete “SOUTHERN CALIFORNIA EDISON COMPANY” therefrom.

3.    Amendment of Section 1. Section 1 is hereby amended to delete “SOUTHERN CALIFORNIA EDISON COMPANY (“SCE”), a California corporation;” from the eighth line thereof.

4.    Amendment of Section 2. Section 2 is hereby amended to add the following as Section 2.8 to the Interconnection Agreement:

“2.8
As of the effective date of Amendment No. 1 to the Interconnection Agreement, Southern California Edison Company, a California corporation (“SCE”), is no longer a party to the Interconnection Agreement or a Four Corners Participant as defined in Section 4.21 of the Interconnection Agreement following the consummation of the transfer to APS by SCE of SCE’s interests in the Four Corners Project pursuant to that certain Purchase and Sale Agreement, dated as of November 8, 2010. The term “Original Parties” shall refer to APS, EPE, PSCO, PNM, SRP, SCE, Tri-State, TEP and Western.”

5.    Amendment of Section 4.15. Section 4.15 is hereby amended to delete “SCE,” from the second line thereof.

6.    Amendment of Section 4.21. Section 4.21 is hereby amended to delete “SCE,” from the first line thereof.

7.    Amendment of Section 4.32. Section 4.32 is hereby amended to delete “SCE,” from the second line thereof.

8.    Amendment of Section 35.1. Section 35.1 is hereby amended to delete the following:

“Southern California Edison Company
Attn: Secretary
P.O. Box 800
Rosemead, California 91770”

9.    Amendment of Exhibit 1. Exhibit 1 is hereby amended to substitute the following “Ownership” table in its entirety for the “Ownership” table in the bottom right-hand corner of the exhibit:

Ownership
APS	52.23%	SRP	10.00%
EPE	10.50%	TEP	4.65%
PNM	22.62%

10.    Amendment of Exhibit 4. Exhibit 4 is hereby amended to include the following paragraph following the “Notes” section thereof:

“This Exhibit 4 reflects the historical allocations of the Common Facilities Costs which were incurred under the Interconnection Agreement. Amendment No. 1 to the

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Interconnection Agreement (“Amendment No. 1”), provides, among other things, for updated ownership percentages as they existed following the consummation of the transfer to APS by SCE of SCE’s interests in the Four Corners Project pursuant to that certain PURCHASE AND SALE AGREEMENT, dated as of November 8, 2010 (the “Purchase Agreement”). As of the effective date of Amendment No. 1, SCE is no longer a party to the Interconnection Agreement.”
11.    Amendment of Exhibit 8. Exhibit 8 is hereby replaced by Attachment 1 to this Amendment.

12.    Amendment of Exhibit 10. Exhibit 10 is hereby replaced by Attachment 2 to this Amendment.

13.    Amendment No. 1 Effective Date; Termination. The “Amendment No. 1 Effective Date” means the date of consummation of the Edison Interest Transfer pursuant to the Purchase Agreement (the “Edison Transfer Closing Date”); provided, however, that this Amendment will terminate if (a) Arizona or Edison provides written notice to the Parties to the effect that the Edison Transfer Closing Date will not occur, (b) the Purchase Agreement is terminated, and Edison hereby agrees to provide written notice to the other Parties of such termination, within five (5) days of such termination, or (c) the Edison Transfer Closing Date does not occur on or prior to December 31, 2013.

14.    Notices. Any notice provided for in this Amendment shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:
Arizona Public Service Company
c/o Secretary
P.O. Box 53999
Phoenix, Arizona 85072‑3999

El Paso Electric Company
c/o Secretary
P.O. Box 982
El Paso, Texas 79960

Public Service Company of Colorado
c/o Manager Transmission Operations West
P.O. Box 1078
Golden, Colorado 80402-1078

Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245

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Salt River Project Agricultural
Improvement and Power District
c/o Secretary
P.O. Box 1980
Phoenix, Arizona 85281

Southern California Edison Company
c/o Secretary
P.O. Box 800
Rosemead, California 91770

Tri-State Generation and Transmission Association, Inc.
c/o Executive Vice President and General Manager
P.O. Box 33695
Denver, Colorado 80233

Tucson Electric Power Company
c/o Secretary
P.O. Box 711
Tucson, Arizona 85702

The United States of America
Western Area Power Administration
Colorado River Storage Project Management Center
c/o CRSP Manager
P.O. Box 11606
Salt Lake City, Utah 84147

15.    Compliance with Section 28 of Interconnection Agreement. Pursuant to Section 28.2 of the Interconnection Agreement, Edison hereby provides notice to the other Parties of Edison’s assignment of its interest in the Interconnection Agreement to Arizona. Arizona agrees to assume all obligations and duties of Edison under the Interconnection Agreement.

16.    Effect of Amendment. The Parties acknowledge and agree that (a) except as specifically amended by this Amendment, the Interconnection Agreement is unamended, and (b) the Interconnection Agreement, as amended by this Amendment, remains in full force and effect.

17.    Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: [signature]
Its: V.P. Fossil Generation

EL PASO ELECTRIC COMPANY

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF COLORADO

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ____________________________
Its: ____________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ____________________________
Its: ____________________________

Reviewed by SRP Legal Services

By: ____________________________
Its: ____________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ____________________________
Its: ____________________________

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________
Its: ______________________

EL PASO ELECTRIC COMPANY

By: J V Shockley
Its: Chief Executive Officer

APPROVED AS TO FORM
OFFICE OF THE GENERAL COUNSEL ____________

PUBLIC SERVICE COMPANY OF COLORADO

By: ______________________
Its: ______________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________
Its: ______________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________
Its: ______________________

Reviewed by SRP Legal Services

By: ______________________
Its: ______________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________
Its: ______________________

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF COLORADO

By: ______________________________
Its: ______________________________
Director, Transmission Planning & Business Relations

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________________
Its: ______________________________

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Signature Page to
Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ____________________________
Its: ____________________________

EL PASO ELECTRIC COMPANY

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF COLORADO

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: [signature]
Its: VP, PNM NM Operations

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ____________________________
Its: ____________________________

Reviewed by SRP Legal Services

By: ____________________________
Its: ____________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ____________________________
Its: ____________________________

DMEAST #16299595 v7

Signature Page to
Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ____________________________
Its: ____________________________

EL PASO ELECTRIC COMPANY

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF COLORADO

By: ____________________________
Its: ____________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ____________________________
Its: ____________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: [signature]
Its: Associate General Manager & Chief Power System Executive

Reviewed by SRP Legal Services

By: [signature]
Its: Senior Attorney

SOUTHERN CALIFORNIA EDISON COMPANY

By: ____________________________
Its: ____________________________

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Signature Page to
Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF COLORADO

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: [signature]
Its: Vice President and Treasurer

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By: ____________________________

Its: Senior Vice President, Transmission

TUCSON ELECTRIC POWER COMPANY

By: ____________________________

Its: ____________________________

THE UNITED STATES OF AMERICA WESTERN AREA POWER ADMINISTRATION

By: ____________________________

Its: ____________________________

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By: ____________________________
Its: ____________________________

TUCSON ELECTRIC POWER COMPANY

By: ____________________________
Its: Mark Mansfield, VP Generation

THE UNITED STATES OF AMERICA WESTERN AREA POWER ADMINISTRATION

By: ____________________________
Its: ____________________________

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By: ____________________________
Its: ____________________________

TUCSON ELECTRIC POWER COMPANY

By: ____________________________
Its: ____________________________

THE UNITED STATES OF AMERICA WESTERN AREA POWER ADMINISTRATION

By: Ronald E. Moulton
Its: TRANS SERV MGR

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Amendment No. 1 to Shiprock-Four Corners Project 345-KV Switchyard Interconnection Agreement